UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2014

FRANKLIN CREDIT MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54781	75-2243266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 7, 2014, the entire Board of Directors (the “Board”) of Franklin Credit Management Corporation, a Delaware corporation (the “Company”), at a meeting of the Board, and the holders of a majority of the outstanding shares of common stock of the Company, by written consent in lieu of a stockholder meeting, have approved proposed amendments to the Company’s Certificate of Incorporation that would effect (1) a 1-for-200 reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding $0.01 par value common stock (“Common Stock”) immediately followed by (2) a 200-for-1 forward stock split (the “Forward Stock Split”) of the Company’s outstanding Common Stock. The combination of the Reverse Stock Split and the Forward Stock Split are referred to as the “Reverse/Forward Split”). Holders of record of less than one share of Common Stock after the Reverse Stock Split would be cashed out at the rate of $0.50 per pre-split share. Holders of record of more than one share of Common Stock after the Reverse Stock Split will participate in the Forward Stock Split. Such amendments would not change the par value per share or the number of authorized shares of Common Stock.

Although the proposed Reverse/Forward Split has been approved by the holders of the requisite majority of the shares of the Company’s Common Stock, the Board reserves the right, in its discretion, to abandon or modify the Reverse/Forward Split before it becomes effective, if it determines that abandoning or modifying the Reverse/Forward Split is in the best interests of the Company or its stockholders.

The intended effect of the Reverse/Forward Split is to reduce the number of record holders of the Company’s Common Stock to below 300, which would cause the Company’s reporting obligations under the Securities and Exchange Act of 1934 (the “Exchange Act”) to become eligible for suspension under Rule12h-3 or Section 15(d) of the Exchange Act and cause the Company’s Common Stock to become eligible for termination of registration under Rule 12g-4 and Section 12(g) of the Exchange Act. The Company would in such case no longer be required to file periodic reports with the Securities and Exchange Commission (the “SEC”), although stockholders would be entitled to access of certain Company information under Delaware law. The Company believes that the deregistration of its Common Stock under the Exchange Act would eliminate the significant expense required to comply with its Exchange Act reporting obligations. The Company believes that the deregistration of its Common Stock under the Exchange Act would eliminate the significant tangible expense required to comply with its Exchange Act reporting obligations, in addition to considerable saved senior management time and effort spent on compliance and disclosure matters attributable to the Company’s Exchange Act filings, instead of managing and growing its business. However, if the Reverse/Forward Split does not have the intended effect, or if the number of record holders of its Common Stock rises to either 500 or more persons who are not accredited investors or 2,000 persons after the consummation of the Reverse/Forward Split for any reason (in each case, provided the Company has total assets exceeding $10 million), the Company may once again be subject to the periodic reporting obligations under the Exchange Act and the SEC’s proxy rules, which would negate much, if not all, of the savings intended to be accomplished through the Reverse/Forward Split.

The Reverse/Forward Split is considered a “going private” transaction as defined in Rule 13e-3 of the Exchange Act because the effect of the transaction would cause the reporting obligations with respect to the Common Stock to become eligible for suspension under Rule 12h-3 or Section 15(d) of the Exchange Act. In accordance with Rule 13e-3, the Company will be required to complete a Schedule 13E-3 and an information statement to stockholders, both of which are subject to the review and comments of the staff of the SEC, and to file and disseminate the same with the SEC and to stockholders, respectively, before the Reverse/Forward Split and any deregistration of Common Stock under the Exchange Act may be effectuated.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 8.01 regarding the approval of the proposed Reverse/Forward Split by the holders of a majority of outstanding shares of the Company’s Common Stock, by written consent in lieu of a stockholder meeting, is incorporated in this Item 5.07 by reference.

 FORWARD–LOOKING STATEMENTS

This Current Report on Form 8-K, as well as other statements made by the Company in its public filings or other public statements that are not historical fact may be forward-looking statements regarding the business, operations and financial condition of the Company within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause Company’s actual results, performance or achievements to be materially different from Company’s future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Company’s future plans, strategies and expectations, and other statements that are not historical facts, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “potential” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, changes in the level of growth in the finance and housing markets, such as slower or negative home price appreciation and economic downturns or other adverse events in certain states; (ii) the Company’s ability to profitably build upon its current servicing and collection business; (iii) the Company’s relations with its lender and its servicing clients; (iv) The Company’s ability to obtain renewals of its credit agreement with its lender or achieve alternative refinancing opportunities; (v) the availability of or ability to retain as clients third parties holding distressed mortgage debt for servicing by the Company on a fee-paying basis; (vi) changes in the statutes or regulations applicable to the Company’s business or in the interpretation and enforcement thereof by the relevant authorities; (vii) the status of the Company’s regulatory compliance and regulatory audits and ability to satisfy regulatory net worth requirements; (viii) the risk that legal or regulatory proceedings could be brought against the Company which could adversely affect its financial results; (ix) the Company’s ability to adapt to and implement technological changes; (x) the Company’s ability to attract and retain qualified employees; (xi) the Company’s ability to obtain financing on acceptable terms to finance its growth strategy and to operate within the limitations imposed by financing arrangements; (xii) competition in the Company’s existing and potential future lines of business and the financial resources of, and products available to, competitors; (xiii) the Company’s failure to reduce quickly overhead and infrastructure costs in response to a reduction in revenue; (xiv) the risk that adverse tax consequences could result from the distribution of the Company’s common stock from its former parent company, Franklin Credit Holding Corporation; (xv) ability to advance costs and expenses or pay defense costs associated with the servicing or collection of loans for third parties; (xvi) the Company’s dependence on capital contributions from Thomas J. Axon, the Company’s Chairman, President and majority stockholder (“Mr. Axon”), to fund its operating deficits and to meet its regulatory net worth requirements, and, (xvii) other risks that will be detailed from time to time in the Company’s filings with the SEC. Additional factors that would cause actual results to differ materially from those projected or suggested in any forward-looking statements will be contained in the Company’s SEC reports and filings, including, but not limited to, those factors discussed under the caption “Risk Factors,” which the Company urges its investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as otherwise required by securities, and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2014

FRANKLIN CREDIT MANAGEMENT CORPORATION

	By:	/s/ Kevin P. Gildea
	Name:	Kevin P. Gildea
	Title:	EVP, Chief Legal Officer & Secretary